John Hancock Funds II

Supplement dated June 24, 2011

to the Prospectus dated April 30, 2011

Retirement Distribution Portfolio

Retirement Rising Distribution Portfolio

Effective on or about August 19, 2011, the Retirement Distribution Portfolio and Retirement Rising Distribution Portfolio will be liquidated pursuant to the Plan of Liquidation and Termination approved by the Board of Trustees on June 24, 2011.

Retirement Distribution Portfolio and Retirement Rising Distribution Portfolio will not accept orders from new investors to purchase shares of the Funds after July 8, 2011, and will not accept orders from existing shareholders to purchase additional shares after August 5, 2011.